THE RYDEX VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
Variable Account A
Of
Keyport Life Insurance Company
Supplement dated August 8, 2003
To
Prospectus dated May 1, 2003

_____________________________________________________________________________

Keyport Life Insurance Company ("Keyport"), and Sun Life Assurance and Company of Canada (U.S.) ("Sun Life (U.S.)") (collectively the "Companies"), which are indirect wholly-owned subsidiaries of Sun Life Assurance Company of Canada, have contacted state insurance regulatory authorities concerning a proposal for Keyport to merge with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving corporation ("the Merger"). The Merger has been approved by the Rhode Island Department of Business Regulation and the Delaware Department of Insurance, the domestic insurance regulators for Keyport and Sun Life (U.S.), respectively, and by the Companies' respective Boards of Directors. The Merger is expected to be consummated on or about December 31, 2003.

Upon the consummation of the Merger, Variable Account A will become a separate account of Sun Life (U.S.). All Keyport contracts will remain outstanding in accordance with their terms. Information concerning Sun Life (U.S.) will be sent to contract holders shortly after the merger is effective.

Sun Life Financial Services of Canada, Inc., the ultimate corporate parent of Keyport, has changed its name to Sun Life Financial Inc.

_____________________________________________________________________________

Service Office:
P.O. Box 691
Leesburg, VA 20178
(877) 569-3789

Distributed by:
Keyport Financial Services Corp.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

RA.SUP	08/03